SCHEDULE A


     Participants for the 1999 Plan Year consist of Types A, B, and C as defined in the Plan document.

     It is anticipated that the following named persons will meet the eligibility requirements for participation as of December 31, 1999. It is expected that there could be additional individuals whose eligibility could be determined later in the year, who would be named a participant as of December 31, 1999.

     Named participants are classified accordingly:


     CLASS A (2 persons) (name and grade level)

          Lawrence T. Jilk, Jr.  999
          Wayne R. Weidner       999


     CLASS B (25 persons) (name and grade level)



          Bruce G. Kilroy          999       Todd Alderfer       111
          Garry D. Koch            999       Nancy R. Corson     111
          Frederick C. Peters II   999       Scott Gruber        111
          Glenn Moyer              999       Lloyd Reichenbach   111
          Sharon L. Weaver         999       Michael L. Wummer   111
          Algot F. Thorell, Jr.    999
          Joseph C. Walter, Jr.    999       Sandra Hoffman      110
                                             Larry A. Rush       110
          Ronald L. Bashore        113       Sandra L. Spayd     110
          Timothy A. Day           113       Linda S. Stark      110
          Michael R. Reinhard      113
          Bruce L. Ressier         113       Tarrie Miller       109
          Gary L. Rhoads           113
          Joseph C. Walker         113       Carol Franklin      108

          Jack Mikus               112

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     CLASS C (26 persons) (name and grade level)



          Paul Kozlowsky           111       Michelle Debkowski       107
                                             Eugene Guinther          107
          Brian Appleton           110       John Tucker              107
          Harvey Corbett           110       Donna Wentzel            107
          Earl Houseknecht         110
          Ed Shin                  110       Marcia (Borowski) Stark  106
                                             Steve Kunkel             106
          Lew Freeman              109
          P. Robert Keeley         109       Sandra Massaro           105
          Dennis Moyer             109       Mary Lou Dietz           105
          Steven Olson             109
          Dorothy Schwoyer         109       Patricia Angstadt        104
          Dan Tempesco             109       Janice McCracken         104
                                             Teresa Steuer            104
          Robin Hitchcock          108
          Dale Henne               108
          Richard Sutton           108
          Jeffrey Tintle           108


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                                   SCHEDULE B

                         NATIONAL PENN BANCSHARES, INC.

                            EXECUTIVE INCENTIVE PLAN

                             1999 PERFORMANCE GOALS

     Awards pursuant to the Plan will not be made unless the internal and external performance goals set forth below are met.


INTERNAL PERFORMANCE GOALS FOR THE 1999 PLAN YEAR

The net operating income of NPB before securities transactions for 1999 must exceed the net operating income of NPB before securities transactions for 1998.


EXTERNAL PERFORMANCE GOALS FOR THE 1999 PLAN YEAR

The net operating income of NPB before securities transactions on realized return on average common equity for 1999 must exceed the average of the net operating income before securities transactions on realized return on average common equity for 1999 for the banks or bank holding companies in the peer group set forth on Schedule B-2 A.

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                                  SCHEDULE B-1

                                 PAY OUT FORMULA


         1.       Obtaining an operating return on average equity

                  triggers an incentive pay out as follows:


                  100% of peer group           $0

                  100.1% of peer group         .031% of average assets

                  130% of peer group           .11% of average assets


                  Interpolation is required between 100.1% and 130%.



         2.       Obtaining #1 in return on equity triggers an added

                  pay out of $25,000.


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                                  SCHEDULE B-2

         The nine banking companies which form the peer group are:

               Univest (Souderton)

               Fulton Financial Corp.

               Susquehanna Bancshares

               Harleysville National Corp.

               Keystone Financial

               S&T Bancorp

               BT Financial Corporation

               Jeff Banks, Inc.

               Omega Financial Corp.



               National Penn Bancshares, Inc.



Plan Year 1999, as of December 1998